UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22762

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800 Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick Flaherty & Crumrine Incorporated 301 E. Colorado Boulevard, Suite 800 Pasadena, CA 91101
(Name and address of agent for service)

Registrant's telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: May 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

www.preferredincome.com

Semi-Annual Report
May 31, 2024

Flaherty & Crumrine Dynamic Preferred and Income Fund

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

The preferred market recovery that began in late 2023 continued throughout the first half of the fiscal year, resulting in strong performance during the period. Total return1 on net asset value (“NAV”) was 3.2% for the second fiscal quarter2 and 11.3% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was 1.0% and 9.2%, respectively.

TOTAL RETURN ON NET ASSET VALUE
For Periods Ended May 31, 2024

	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	3.2%	11.3%	20.0%	-0.7%	4.5%	6.4%	6.9%
Bloomberg US Aggregate Bond Index(2)	0.0%	2.1%	1.3%	-3.1%	-0.2%	1.3%	1.4%
S&P 500 Index(3)	3.9%	16.3%	28.2%	9.5%	15.8%	12.7%	13.2%

(1)Since inception on May 29, 2013.

(2)The Bloomberg US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Lower interest rates, better inflation data, continued economic strength, and a softening Federal Reserve policy stance together served as a strong tailwind for asset prices, including preferred and contingent capital (CoCo) markets. Investor sentiment shifted from fear to optimism, as many believe interest rates peaked in October 2023, a soft landing for the economy will be achieved, and the Fed will deliver rate cuts later in 2024. This change in sentiment comes at a time when cash balances (money market funds) are high because of defensive positioning for much of 2023 while net supply in the preferred securities market has been nearly flat, pushing prices higher.

Fixed income dramatically outperformed Treasuries as credit spreads tightened. Investment-grade (IG) corporate bond spreads are nearing decade tights, and high-yield (HY) isn’t far off its respective mark. Preferreds and CoCos have stood out on a relative-value basis, and their higher yield once again drew more traditional fixed-income investors into our market. We believe this broadening investor base has had a meaningful impact on preferred demand and spread tightening, given that the relative size of the IG investor base is much larger than dedicated preferred-market investors like the Funds.

While it has not been a straight-line recovery, regional bank preferreds improved materially during the period. Loan loss provisions – while increasing at the margin – have remained at manageable levels, resulting in continued healthy earnings and capital generation for most banks. The Treasury rally (lower rates), along with another year of organic portfolio runoff, has improved unrealized loss positions. Banks have also taken steps to stabilize funding risks, reduce risk in loan portfolios, and manage net interest margins to sustainable levels.

1Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2March 1, 2024 – May 31, 2024

Commercial real estate (CRE) has been a topic for several years, but it is also a slow-moving train that is likely to take years to be fully resolved. Results will vary widely by institution, and data on CRE’s impact on bank earnings and loan performance will come piecemeal over time. Investors will have to determine how broadly to apply bank-specific results, occurring at different times and from different exposures, across the bank universe. We believe the banks to which the Fund has exposure have manageable CRE exposures and that problem loans will be absorbed by earnings. However, it is an area we are monitoring closely, and volatility may remain elevated.

As mentioned before, net supply in preferreds and CoCos has been nearly flat so far in 2024 as some issuers have redeemed securities without full replacement. This has created a technical bid as investors rely on the secondary market to help reinvest both call proceeds and renewed inflows. Lack of issuance is especially notable in the $25-par (retail) segment, as most recent issuance has been structured as $1K-par (institutional) securities. On the other hand, the IG market has experienced record issuance this year, and it appears likely to continue at a healthy pace in the near term. This broad rally in fixed-income assets, even in the face of record IG supply, is indicative of investor repositioning as discussed above.

Relative to IG and HY, preferreds continue to look attractive as a carry trade. New-issue coupons are at levels not seen in years, and investors are happy to receive the higher income—much of which continues to be tax-advantaged. However, spreads have tightened to a point where lower Treasury rates are likely necessary to see continued upside in prices. Investors have fully embraced a Fed “pivot” and, although timing remains uncertain, many industry commentators expect one or two rate cuts in 2024. To the extent the economy, inflation, and the Fed deliver as expected, it is likely to be a very strong year for preferreds and CoCos. However, disappointment in any of those areas could cause some retracement in coming months.

The Fund’s distributable income has improved this fiscal year, as favorable call experience and higher reinvestment rates improved top line income and allowed for two modest increases in distribution rates. Leverage costs remain steady, but at the high levels we have experienced for quite some time. The timing and magnitude of Fed cuts, if any, remains uncertain, but slower inflation and the Fed’s most recent economic projections are reasons for optimism. We believe the Fund’s current market discount to net asset value (NAV) is primarily driven by the distribution rate, so any increase in distributions should assist in narrowing those discounts. The Fund’s market price has traditionally traded significantly closer to NAV than it does currently, and we believe there is a path to return to those improved trading levels as sustainable distribution rates increase.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2024

DISCUSSION TOPICS

(Unaudited)

Fund Performance

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over the recent six months. These components include: (a) total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders; and (c) Fund operating expenses. When these components are added together, they comprise total return on NAV. Past performance does not predict future results. Performance shown in the graphs and tables herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Components of DFP’s Total Return on NAV
for the Six Months Ended May 31, 20241

Total Return on Unleveraged Securities Portfolio (including principal change and income)	8.2%
Impact of Leverage (including leverage expense)	3.7%
Expenses (excluding leverage expense)	-0.6%
[1]Actual, not annualized Total Return on NAV	11.3%

For the six-months ended May 31, 2024 the Benchmark Index1,2 returned 7.7%. This index reflects various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. The table and chart below depict total return on net asset value and total return on market price over the preceding 10 fiscal years.

Average Annual Total Returns as of 5/31/24
	Average Annual
	1-Year	5-Year	10-Year
DFP at NAV	20.0%	4.5%	6.4%
DFP at Market Price	15.6%	2.4%	5.8%
Benchmark Index	12.5%	3.3%	4.5%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares and taxable income when you receive distributions.

1The Fund’s Benchmark Index is the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), which includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. Index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third-party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

U.S. Economic & Credit Outlook

After expanding by an unexpectedly strong 3.1% in 2023 (Q4/Q4), U.S. gross domestic product after inflation (real GDP) grew by 1.4% in the first quarter and is expected to rise 2.0% and 1.6% in the second quarter and second half of 2024, respectively.1 Slower—but not too slow—economic growth should help put inflation on a path back toward 2%, allow the Federal Reserve to begin cutting interest rates later this year, and improve the odds of the economy achieving a “soft landing.” While it is not our central forecast, if a recession does arrive, we expect it will be a mild one.

Nonfarm payroll employment averaged just under 248,000 monthly gains in 2024 through May, although the household survey of employment, which uses a different methodology, posted a small decline in jobs over the same period. The truth is probably somewhere between the two surveys, though it will take more detailed data to resolve their divergent signals. Unemployment edged up, helping slow growth in average hourly earnings to 4.1% YoY in May, about 0.5% lower than a year ago but still a little higher than the Fed would wish. Job vacancies also have increased, bringing the ratio of openings to unemployed persons back near its pre-pandemic level, and jobless claims have been moving higher. Labor market conditions appear to be loosening. We expect job and wage growth to slow in the second half of 2024, which should dampen gains in nominal personal income. If inflation gradually slows, however, real income growth should improve modestly.

As inflation picked up, real personal consumption expenditure (PCE) slowed to 1.5% in the first quarter and is running slightly below that so far in Q2. Goods spending remained sluggish. Services rose strongly in Q1 but slowed in April and May. After a long slide, the saving rate picked up in April and May. It appears that excess savings accumulated during the pandemic have been largely spent, driving households to slow spending relative to income and boost savings. We think this is a healthy development that should reduce the risk of a rapid downshift in PCE later.

Real residential investment jumped 16.0% in the first quarter, but it remains down more than 15% from its peak in 1Q2021 and appears poised for another slowdown. Higher mortgage rates and elevated home prices sharply reduced housing affordability over the past several years. New and existing home sales fell from over 7 million in 2021 to just 4.7 million units (annualized) in May, and multifamily housing starts are down roughly 50% as record supply helped lower rents and curtail new investment. We expect significantly lower growth in residential investment over the remainder of the year, although both activity and prices could rebound quickly if the Fed cuts rates significantly next year.

Business investment expanded by 4.4% in Q1, but results by sector remain mixed. Real business equipment spending rose just 1.6% in Q1and, given weak orders and shipments of core capital goods, appear set for several more quarters of tepid growth. After surging in 2023 as companies moved production from overseas and took advantage of incentives authorized in the Inflation Reduction Act (IRA) and CHIPS and Science Act of 2022 (CHIPS), real investment in business structures slowed to just 3.4% in Q1 and is likely to remain in low single digits this year. Investment in intellectual property has accelerated, however, and should remain elevated. Overall, we continue to expect modest growth in business investment in 2024.

Government consumption rose 1.8% in Q1, less than half the 2023 pace, as federal spending turned slightly negative and state and local government (S&L) spending moderated. A slower-growing economy should weigh on tax receipts and curtail S&L spending in 2024, especially after a strong period of hiring last year. With a presidential election coming in November, major new spending legislation appears unlikely until 2025, and we expect little real growth in federal government spending in 2024. We expect tepid growth in government spending this year.

Of course, the federal government continues to run a large deficit (about 6% of GDP in Q1) that must be financed with Treasury bill, note, and bond sales. A combination of higher taxes and lower spending could reduce budget deficits in the future, albeit with uncertain implications for economic growth. However, an aging population, low birth rate, volatile immigration situation, and rising defense vulnerabilities—among other fiscal challenges—do not offer easy solutions. While this is not news, we think it will keep risk premiums above their pre-pandemic levels for some time.

1Source for all economic data in this discussion topic is Macrobond. Calculations by Flaherty & Crumrine.

After falling significantly in the second half of 2023, inflation jumped in the first quarter. The PCE deflator excluding food and energy was up 4.5% in the first quarter and 2.6% over 12 months ending in May 2024. For the second half of 2023, it was up just 1.9%. The Consumer Price Index (CPI) reported a similar jump in Q1. Housing inflation, which economists expected would follow lower apartment rent increases with a 6–12-month lag, has remained sticky, although core services prices have started to recede from their Q1 bump. We continue to anticipate that inflation will slow over the next several quarters, although base effects from low inflation in the second half of 2023 will make it difficult for year-over-year inflation data to show material reductions after June or July this year.

As inflation reversed higher in Q1, market expectations for an early start to rate cuts by the Fed were dashed. We believe inflation will fall enough to prompt one or two 25 bp rate cuts in 2024 beginning as early as September (though November is a stronger bet). That is fully priced into current yields, however, and the rate outlook is more about what happens in 2025 than 2024. For now, we think forward curves look about right, although economic and political developments could easily alter those views. There is ample potential for the trajectory of federal debt to push Treasury yields and term premiums higher, and it is difficult to know when those fears may ignite.

Credit spreads mostly marched tighter in the first half of 2024. While economic growth has slowed, private sector borrowing continued to fall relative to GDP, and corporate profits and liquidity remain solid. Bank loan performance deteriorated, with the biggest increases in charge offs and delinquencies in consumer credit card loans. Commercial office loans remain under stress from low occupancy rates, and some multifamily loans are strained by slowing rent growth and lower building valuations. Other commercial real estate loans generally are performing well. Commercial and industrial loans also show little strain. For more than two years, banks increased both loan-loss reserves and common equity capital in anticipation of a possible recession. We think they are well prepared to manage a possible downturn in the credit cycle.

Looking ahead, we expect the growth slowdown that started in the first quarter to extend through year end. Gradually falling inflation should prompt one or two rate cuts in late Q3 or Q4 and would offer some relief on high leverage cost. We expect intermediate- and long-term Treasury yields to end 2024 modestly below current levels. Short-term rates should closely follow cuts to the fed funds target, leaving the yield curve less inverted—although a positive yield curve is likely a 2025 proposition. Slower economic growth should push credit spreads wider, but strong private sector balance sheets should limit any widening. This leaves us broadly optimistic for preferred and contingent capital securities and the prospects for the Fund.

A Review of 2024 Dodd-Frank Bank Stress Tests

On June 26, the Federal Reserve released its 2024 large-bank Dodd-Frank Act stress test results. They were mostly as expected, and all 31 banks “passed” the 2024 stress test (only 23 banks took the test last year). The 2024 “severely adverse scenario” modeled banks’ financial performance assuming unemployment peaking at 10% (unchanged from the 2023 test), real GDP down 8.5%, equities down 55% (versus 45% in last year’s test), house prices down 36%, and commercial real estate down 40% (unchanged from the 2023 test) from their levels at the end of 2023, among other factors. Under this scenario, the average minimum common equity Tier 1 (CET1) capital ratio for this year’s 31 bank participants was 9.9% versus 10.1% in the June 2023 test. The results of this year’s stress test demonstrate that large U.S. banks remain “well-capitalized,” and no bank breached minimum capital requirements during the two-year stress period.2 Under all scenarios, the 31 large banks maintained capital buffers that were significantly above the Fed’s required minimum, after capital actions. Large U.S. banks appear well prepared for a recession, should one arrive, over the next several years.

2For stress test purposes, the benchmark for a “well-capitalized” bank remains CET1 of 4.5% of risk-weighted assets plus a specific Global Systemically Important Bank Holding Company (GSIB) surcharge, where applicable. To pass the stress test, a bank’s projected CET1 ratio must remain above that benchmark by a certain amount, called the Stress Capital Buffer (SCB). The Fed sets the SCB requirement for each of the banks annually. For quarterly reporting purposes, minimum CET1 for a “well-capitalized” bank remains the sum of the 4.5%, a GSIB surcharge, if any, and the specific SCB assigned to each bank.

The Fed also conducted its 2024 Comprehensive Capital Analysis and Review (CCAR) to evaluate bank capital plans considering the stress tests results. Our main CCAR takeaway is that banks should continue to exercise discipline regarding common shareholder returns given Basel III “Endgame” proposals that are expected to increase large-bank capital requirements and are due to be announced later this year. Projected Commercial Real Estate (CRE) losses remained unchanged from last year’s exam as higher projected office loan losses were offset by lower loss rates in retail and hotel loans. Unsecured loan portfolios experienced the biggest stress under this year’s test, notably credit cards and, to a lesser extent, commercial and industrial (C&I) loans. Credit card deterioration was a major driver of the larger Stress Capital Buffer (SCB) increases following the 2024 stress test.

Since the results were published, most of the U.S. banks announced moderately higher common stock dividends (peer group average increase was ~6%) while some left them unchanged. Most U.S. banks did not announce big share repurchases or left existing buyback programs in place. Higher SCB requirements are effective on October 1, 2024, and should limit more aggressive share repurchases as banks continue to build capital organically in anticipation of the final Basel 3 Endgame rules.

This year, the Fed also tested exploratory market shock scenarios that included funding stress scenarios (e.g. rapid repricing of a large proportion of deposits) and market disruption scenarios (e.g. failure of each bank’s five largest hedge fund counterparties). The Fed concluded the banks were able to withstand these shocks. Note that this exploratory analysis does not currently contribute to or impact bank capital requirements.

Given ongoing restrictive monetary policy and potential for slower economic growth ahead, we expect all banks to build/maintain robust capital levels and loan-loss reserves over coming quarters, which should help support preferred investors.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2024 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at www.preferredincome.com

Fund Statistics
Net Asset Value	$21.18
Market Price	$18.66
Discount	11.90%
Yield on Market Price†	7.12%
Common Stock Shares Outstanding	20,538,137

†May 2024 dividend of $0.1107 per share,
annualized, divided by Market Price.

Security Ratings*	% of Managed Assets
A	0.4%
BBB	48.7%
BB	30.5%
Below “BB”	1.6%
Not Rated**	15.9%

Portfolio Ratings Guidelines	% of Managed Assets
Security Rated Below Investment Grade by All***	25.1%
Issuer or Senior Debt Rated Below Investment Grade by All****	6.8%

*Ratings are from Moody’s Investors Service, Inc.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 2.9%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 20% of Net Assets.

Industry Categories	% of Managed Assets

Top 10 Holdings by Issuer	% of Managed Assets
Morgan Stanley	3.7%
Liberty Mutual Group	3.4%
MetLife Inc	3.3%
Lloyds Banking Group PLC	3.3%
BNP Paribas	3.1%
Regions Financial Corporation	2.9%
Citigroup Inc	2.9%
M&T Bank Corporation	2.6%
Societe Generale SA	2.4%
Banco Santander SA	2.4%

% of Managed Assets*****
Holdings Generating Qualified Dividend Income (QDI) for Individuals	69%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	46%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2024 (Unaudited)

Shares/$ Par		Value
Preferred Stock & Hybrid Preferred Securities§ — 74.6%
	Banking — 37.7%
$1,550,000	American AgCredit Corporation, 5.25% to 06/15/26 then T5Y + 4.50%, Series A, 144A****	$ 1,480,250	*(1)
	Bank of America Corporation:
$2,250,000	5.875% to 03/15/28 then TSFR3M + 3.19261%, Series FF	2,211,812	*(1)(2)(3)
$5,400,000	6.125% to 04/27/27 then T5Y + 3.231%, Series TT	5,399,969	*(1)(2)(3)
$8,357,000	6.50% to 10/23/24 then TSFR3M + 4.43561%, Series Z	8,370,692	*(1)(2)
57,777	Cadence Bank, 5.50%, Series A	1,254,916	*(1)
	Capital One Financial Corporation:
28,163	5.00%, Series I	562,697	*(1)(2)
$2,750,000	3.95% to 09/01/26 then T5Y + 3.157%, Series M	2,478,337	*(1)(2)(3)
	Citigroup, Inc.:
$1,400,000	3.875% to 02/18/26 then T5Y + 3.417%, Series X	1,320,617	*(1)
$700,000	4.00% to 12/10/25 then T5Y + 3.597%, Series W	670,691	*(1)
$1,075,000	4.15% to 11/15/26 then T5Y + 3.00%, Series Y	997,898	*(1)
$1,400,000	5.95% to 05/15/25 then TSFR3M + 4.16661%, Series P	1,390,743	*(1)(2)
$2,950,000	7.125% to 08/15/29 then T5Y + 2.693%, Series CC	2,950,798	*(1)
$3,000,000	7.375% to 05/15/28 then T5Y + 3.209%, Series Z	3,078,123	*(1)(2)(3)
$9,725,000	7.625% to 11/15/28 then T5Y + 3.211%, Series AA	10,130,416	*(1)(2)(3)
	Citizens Financial Group, Inc.:
85,100	7.375%, Series H	2,131,755	*(1)
$2,415,000	TSFR3M + 3.41861%, 8.72045%(4), Series C	2,383,079	*(1)
37,767	TSFR3M + 3.90361%, 9.20545%(4), Series D	961,548	*(1)(2)
	CoBank ACB:
38,100	6.20% to 01/01/25 then TSFR3M + 4.0056%, Series H, 144A****	3,808,328	*(1)(2)
$550,000	6.25% to 10/01/26 then TSFR3M + 4.9216%, Series I, 144A****	544,884	*(1)
$15,043,000	Comerica, Inc., 5.625% to 10/01/25 then T5Y + 5.291%, Series A	14,760,670	*(1)(2)(3)
$660,000	Compeer Financial ACA, 4.875% to 08/15/26 then T5Y + 4.10%, Series B-1, 144A****	633,600	*(1)
111,900	ConnectOne Bancorp, Inc., 5.25% to 09/01/26 then T5Y + 4.42%, Series A	2,265,975	*(1)
91,000	Dime Community Bancshares, Inc., 5.50%, Series A	1,642,550	*(1)
	Fifth Third Bancorp:
95,842	6.00%, Series A	2,241,745	*(1)(2)
276,818	TSFR3M + 3.97161%, 9.27352%(4), Series I	7,094,845	*(1)(2)
45,359	First Citizens BancShares, Inc., 5.375%, Series A	988,826	*(1)(2)
48,634	First Horizon Corporation, 6.50%, Series E	1,160,407	*(1)
26,200	Fulton Financial Corporation, 5.125%, Series A	508,542	*(1)
	Goldman Sachs Group:
$775,000	4.95% to 02/10/25 then T5Y + 3.224%, Series R	765,011	*(1)
$1,650,000	5.50% to 08/10/24 then T5Y + 3.623%, Series Q	1,649,214	*(1)(2)(3)
$955,000	7.50% to 02/10/29 then T5Y + 3.156%, Series W	997,279	*(1)
$3,740,000	7.50% to 05/10/29 then T5Y + 2.809%, Series X	3,851,882	*(1)
99,224	Heartland Financial USA, Inc., 7.00% to 07/15/25 then T5Y + 6.675%, Series E	2,510,367	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2024 (Unaudited)

Shares/$ Par		Value
	HSBC Holdings PLC:
$4,458,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	$ 5,415,070	(1)(2)(3)(5)
	Huntington Bancshares, Inc.:
$2,725,000	5.625% to 07/15/30 then T10Y + 4.945%, Series F	2,545,816	*(1)(2)(3)
102,200	6.875% to 04/15/28 then T5Y + 2.704%, Series J	2,587,704	*(1)(2)
$3,200,000	TSFR3M + 3.14161%, 8.47017%(4), Series E	3,134,689	*(1)(2)(3)
	JPMorgan Chase & Company:
$4,375,000	3.65% to 06/01/26 then T5Y + 2.85%, Series KK	4,117,396	*(1)(2)
$3,800,000	6.875% to 06/01/29 then T5Y + 2.737%, Series NN	3,930,671	*(1)(2)(3)
	KeyCorp:
265,788	6.125% to 12/15/26 then TSFR3M + 4.15361%, Series E	6,418,780	*(1)(2)
86,100	6.20% to 12/15/27 then T5Y + 3.132%, Series H	1,950,165	*(1)(2)
	M&T Bank Corporation:
$1,700,000	3.50% to 09/01/26 then T5Y + 2.679%, Series I	1,403,060	*(1)
59,576	5.625% to 12/15/26 then TSFR3M + 4.2816%, Series H	1,423,271	*(1)
$15,425,000	TSFR3M + 3.87161%, 9.19399%(4), Series E	15,601,477	*(1)(2)(3)
50,300	Merchants Bancorp, 6.00% to 10/01/24 then 3ML + 4.569%, Series B	1,248,446	*(1)
	Morgan Stanley:
224,361	5.85%, Series K	5,492,357	*(1)(2)
674,994	6.875%, Series F	17,084,098	*(1)(2)
121,675	7.125%, Series E	3,085,678	*(1)(2)
$800,000	TSFR3M + 3.42161%, 8.75088%(4), Series N	832,854	*(1)(2)(3)
565,254	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	10,061,521	*(1)
157,000	Northpointe Bancshares, Inc., 8.25% to 12/30/25 then TSFR3M + 7.99%, Series A	3,759,255	*(1)
	PNC Financial Services Group, Inc.:
$950,000	3.40% to 09/15/26 then T5Y + 2.595%, Series T	846,788	*(1)
$10,769,000	6.00% to 05/15/27 then T5Y + 3.00%, Series U	10,506,877	*(1)(2)(3)
$1,795,000	6.20% to 09/15/27 then T5Y + 3.238%, Series V	1,768,148	*(1)(2)(3)
$2,200,000	6.25% to 03/15/30 then T7Y + 2.808%, Series W	2,105,029	*(1)(2)(3)
	Regions Financial Corporation:
284,219	5.70% to 08/15/29 then TSFR3M + 3.40961%, Series C	6,522,826	*(1)(2)
$300,000	5.75% to 09/15/25 then T5Y + 5.426%, Series D	297,626	*(1)
548,760	6.375% to 09/15/24 then TSFR3M + 3.79761%, Series B	14,015,330	*(1)(2)
$2,343,000	State Street Corporation, 6.70% to 03/15/29 then T5Y + 2.613%, Series I	2,373,246	*(1)(2)(3)
	Synchrony Financial:
130,000	5.625%, Series A	2,401,100	*(1)(2)
149,900	8.25% to 05/15/29 then T5Y + 4.044%, Series B	3,792,470	*(1)
288,094	Synovus Financial Corporation, 5.875% to 07/01/24 then T5Y + 4.127%, Series E	7,271,493	*(1)(2)
83,500	Texas Capital Bancshares Inc., 5.75%, Series B	1,642,445	*(1)
$1,000,000	Truist Financial Corporation, 4.95% to 12/01/25 then T5Y + 4.605%, Series P	981,035	*(1)(2)
45,126	Valley National Bancorp, 6.25% to 06/30/25 then 3ML + 3.85%, Series A	1,023,909	*(1)(2)
55,000	Washington Federal, Inc., 4.875%, Series A	884,950	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2024 (Unaudited)

Shares/$ Par		Value
	Wells Fargo & Company:
90,000	4.25%, Series DD	$1,679,400	*(1)(2)
69,234	4.70%, Series AA	1,408,219	*(1)
759	7.50%, Series L	884,387	*(1)
$2,125,000	3.90% to 03/15/26 then T5Y + 3.453%, Series BB	2,009,672	*(1)(2)
$5,650,000	7.625% to 09/15/28 then T5Y + 3.606%, Series EE	5,963,660	*(1)(2)(3)
113,500	WesBanco, Inc., 6.75% to 11/15/25 then T5Y + 6.557%, Series A	2,798,910	*(1)(2)
59,000	Western Alliance Bancorp, 4.25% to 09/30/26 then T5Y + 3.452%, Series A	1,087,960	*(1)
109,000	Wintrust Financial Corporation, 6.875% to 07/15/25 then T5Y + 6.507%, Series E	2,718,460	*(1)(2)
$10,000,000	Zions Bancorporation, TSFR3M + 4.7016%, 10.03088%(4), Series J	9,639,616	*(1)(2)
		267,914,330
	Financial Services — 4.1%
$1,840,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then TSFR3M + 4.56161%, 06/15/45, 144A****	1,837,868	(2)(5)
$6,655,000	AerCap Holdings NV, 5.875% to 10/10/24 then T5Y + 4.535%, 10/10/79	6,614,423	**(2)(3)(5)
70,000	Affiliated Managers Group, Inc., 6.75% 03/30/64	1,797,600
	Ally Financial, Inc.:
$3,230,000	4.70% to 05/15/26 then T5Y + 3.868%, Series B	2,853,643	*(1)(2)(3)
$2,150,000	4.70% to 05/15/28 then T7Y + 3.481%, Series C	1,724,765	*(1)
$1,850,000	American Express Company, 3.55% to 09/15/26 then T5Y + 2.854%, Series D	1,690,987	*(1)(2)
35,800	Carlyle Finance LLC, 4.625% 05/15/61	650,128
$2,000,000	Discover Financial Services, 6.125% to 09/23/25 then T5Y + 5.783%, Series D	1,993,322	*(1)(2)(3)
	General Motors Financial Company:
$1,875,000	5.70% to 09/30/30 then T5Y + 4.997%, Series C	1,767,855	*(1)
$660,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	623,784	*(1)
$2,500,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	2,418,076	*(1)(2)
35,160	Raymond James Financial, Inc., 6.375% to 07/01/26 then TSFR3M + 4.3496%, Series B	889,548	*(1)
	Stifel Financial Corp.:
52,000	4.50%, Series D	943,800	*(1)
65,733	6.25%, Series B	1,645,954	*(1)(2)
71,240	TPG Operating Group II LP, 6.95% 03/15/64	1,885,010	(2)
		29,336,763
	Insurance — 17.2%
$5,340,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58, Series A-6	5,800,919	(2)(3)
155,000	American National Group, Inc., 5.95% to 12/01/24 then T5Y + 4.322%, Series A	3,771,150	*(1)(2)
26,109	Arch Capital Group, Ltd., 5.45%, Series F	585,364	**(1)(2)(5)
8,203	Assurant, Inc., 5.25% 01/15/61	172,509
	Athene Holding Ltd.:
66,800	4.875%, Series D	1,281,892	**(1)(2)
288,100	6.35% to 06/30/29 then 3ML + 4.253%, Series A	6,980,663	**(1)(2)
90,680	7.25% to 03/30/29 then T5Y + 2.986%, 03/30/64	2,314,154	(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2024 (Unaudited)

Shares/$ Par		Value
$2,045,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	$ 1,859,713	(2)(3)(5)
38,900	CNO Financial Group, Inc., 5.125% 11/25/60	764,385
358,465	Delphi Financial Group, TSFR3M + 3.45161%, 8.77399%(4), 05/15/37	8,683,815	(2)
	Enstar Group Ltd.:
141,000	7.00% to 09/01/28 then 3ML + 4.015%, Series D	3,540,510	**(1)(2)(5)
$1,690,000	Enstar Finance LLC, 5.50% to 01/15/27 then T5Y + 4.006%, 01/15/42	1,651,302	(2)(5)
$1,300,000	Enstar Finance LLC, 5.75% to 09/01/25 then T5Y + 5.468%, 09/01/40	1,279,058	(2)(5)
$385,000	Equitable Holdings, Inc., 4.95% to 12/15/25 then T5Y + 4.736%, Series B	378,839	*(1)
$754,000	Everest Reinsurance Holdings, TSFR3M + 2.6466%, 7.96899%(4), 05/15/37	723,217	(2)(3)
$3,690,000	Global Atlantic Fin Company, 4.70% to 10/15/26 then T5Y + 3.796%, 10/15/51, 144A****	3,339,285	(2)(3)
37,200	Jackson Financial, Inc., 8.00% to 03/30/28 then T5Y + 3.728%, Series A	993,240	*(1)
$2,325,000	Kuvare US Holdings, Inc., 7.00% to 05/01/26 then T5Y + 6.541%, 02/17/51, Series A, 144A****	2,330,812	*
	Liberty Mutual Group:
$20,983,000	7.80% 03/15/37, 144A****	22,146,214	(2)(3)
$2,190,000	4.125% to 12/15/26 then T5Y + 3.315%, 12/15/51, 144A****	2,027,120	(2)(3)
	Lincoln National Corporation:
50,100	9.00%, Series D	1,395,285	*(1)(2)
$1,250,000	9.25% to 03/01/28 then T5Y + 5.318%, Series C	1,349,765	*(1)(2)(3)
	MetLife, Inc.:
$17,200,000	9.25% 04/08/38, 144A****	19,959,516	(2)(3)
$2,606,000	10.75% 08/01/39	3,472,276	(2)(3)
	Prudential Financial, Inc.:
$1,730,000	6.50% to 03/15/34 then T5Y + 2.404%, 03/15/54	1,738,701
$940,000	6.75% to 03/01/33 then T5Y + 2.848%, 03/01/53	963,458
129,350	Reinsurance Group of America, Inc., 7.125% to 10/15/27 then T5Y + 3.456%, 10/15/52	3,377,328	(2)
67,657	RenaissanceRe Holdings Ltd., 4.20%, Series G	1,175,879	**(1)(2)(5)
	SBL Holdings, Inc.:
$3,500,000	6.50% to 11/13/26 then T5Y + 5.62%, Series B, 144A****	2,791,250	*(1)(2)(3)
$3,050,000	7.00% to 05/13/25 then T5Y + 5.58%, Series A, 144A****	2,653,500	*(1)(2)(3)
	Unum Group:
$9,836,000	Provident Financing Trust I, 7.405% 03/15/38	10,612,660	(2)(3)
77,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	1,901,900	*(1)(2)
		122,015,679
	Utilities — 7.7%
$2,305,000	AES Corporation, 7.60% to 01/15/30 then T5Y + 3.201%, 01/15/55	2,325,475
	Algonquin Power & Utilities Corporation:
$3,200,000	4.75% to 04/18/27 then T5Y + 3.249%, 01/18/82, Series 2022-B	2,883,893	(2)(3)(5)
198,232	6.20% to 07/01/24 then 3ML + 4.01%, 07/01/79, Series 2019-A	5,054,916	(2)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2024 (Unaudited)

Shares/$ Par		Value
$1,360,000	American Electric Power Company, Inc., 3.875% to 02/15/27 then T5Y + 2.675%, 02/15/62	$1,245,733	(2)
	Commonwealth Edison:
$200,000	COMED Financing III, 6.35% 03/15/33	198,668	(2)
	Dominion Energy, Inc.:
$1,800,000	4.35% to 04/15/27 then T5Y + 3.195%, Series C	1,709,933	*(1)(2)
$3,885,000	7.00% to 06/01/34 then T5Y + 2.511%, 06/01/54, Series B	4,012,405
	Edison International:
$4,200,000	5.00% to 03/15/27 then T5Y + 3.901%, Series B	4,009,119	*(1)(2)(3)
$1,290,000	5.375% to 03/15/26 then T5Y + 4.698%, Series A	1,260,590	*(1)
$6,830,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016-A	6,780,801	(2)(5)
$3,190,000	Entergy Corporation, 7.125% to 12/01/29 then T5Y + 2.67%, 12/01/54	3,180,043
	NextEra Energy:
$1,178,000	NextEra Energy Capital Holdings, Inc., 6.70% to 09/01/29 then T5Y + 2.364%, 09/01/54, Series Q	1,178,618
$1,740,000	NiSource, Inc., 6.95% to 11/30/29 then T5Y + 2.451%, 11/30/54	1,744,388	(2)
	Sempra:
$3,250,000	4.125% to 04/01/27 then T5Y + 2.868%, 04/01/52	3,002,131	(2)(3)
$3,200,000	4.875% to 10/15/25 then T5Y + 4.55%, Series C	3,130,531	*(1)(2)(3)
$1,890,000	6.875% to 10/01/29 then T5Y + 2.789%, 10/01/54	1,873,816	(2)
	Southern California Edison:
$1,960,000	TSFR3M + 4.46061%, 9.78742%(4), Series E	1,964,034	*(1)
417	SCE Trust II, 5.10%, Series G	8,165	*(1)
91,458	SCE Trust V, 5.45% to 03/15/26 then TSFR3M + 4.05161%, Series K	2,283,706	*(1)(2)
102,700	SCE Trust VII, 7.50%, Series M	2,747,225	*(1)
68,000	SCE Trust VIII, 6.95%, Series N	1,713,600	*(1)
$2,175,000	Southern Company, 3.75% to 09/15/26 then T5Y + 2.915%, 09/15/51, Series 2021-A	2,027,083	(2)(3)
$450,000	Vistra Corporation, 7.00% to 12/15/26 then T5Y + 5.74%, Series B, 144A****	447,102	*(1)
		54,781,975
	Energy — 3.3%
	Enbridge, Inc.:
$900,000	5.75% to 07/15/30 then T5Y + 5.314%, 07/15/80, Series 2020-A	839,803	(5)
$3,500,000	6.00% to 01/15/27 then TSFR3M + 4.15161%, 01/15/77, Series 2016-A	3,386,587	(2)(3)(5)
$2,320,000	8.50% to 01/15/34 then T5Y + 4.431%, 01/15/84, Series 2023-B	2,499,109	(2)(3)(5)
	Energy Transfer LP:
$5,660,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	5,552,452	(1)(2)(3)
$2,550,000	8.00% to 05/15/29 then T5Y + 4.02%, 05/15/54	2,656,628
$2,700,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then TSFR3M + 3.29461%, 08/16/77, Series E	2,585,784	(2)(3)
105,773	NuStar Logistics LP, TSFR3M + 6.99561%, 12.32417%(4), 01/15/43	2,690,865
$3,700,000	Transcanada Pipelines, Ltd., 5.50% to 09/15/29 then TSFR3M + 4.41561%, 09/15/79	3,397,471	(2)(3)(5)
		23,608,699

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2024 (Unaudited)

Shares/$ Par		Value
	Communication — 1.0%
$1,195,000	British Telecommunications PLC, 4.875% to 11/23/31 then T5Y + 3.493%, 11/23/81, 144A****	$ 1,074,042	(2)(3)(5)
$4,370,000	Paramount Global, 6.375% to 03/30/27 then T5Y + 3.999%, 03/30/62	3,986,721	(2)(3)
$2,300,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	2,373,289	(2)(3)(5)
		7,434,052
	Real Estate Investment Trust (REIT) — 1.5%
10,685	Annaly Capital Management, Inc., TSFR3M + 5.25461%, 10.55284%(4), Series F	275,993	(1)
	Arbor Realty Trust, Inc.:
29,258	6.375%, Series D	529,570	(1)
162,132	6.25% to 10/30/26 then TSFR3M + 5.44%, Series F	3,307,493	(1)(2)
229,900	KKR Real Estate Finance Trust, Inc., 6.50%, Series A	4,425,575	(1)(2)
70,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then TSFR3M + 6.13%, Series F	1,390,200	(1)
65,100	TPG RE Finance Trust, Inc., 6.25%, Series C	1,117,767	(1)
		11,046,598
	Miscellaneous Industries — 2.1%
112,920	Apollo Global Management, Inc., 7.625% to 12/15/28 then T5Y + 3.226%, 09/15/53	2,992,380	(2)
$1,025,000	Apollo Management Holdings LP, 4.95% to 12/17/24 then T5Y + 3.266%, 01/14/50, 144A****	1,001,147	(2)(3)
	Land O’ Lakes, Inc.:
$725,000	7.25%, Series B, 144A****	592,688	*(1)
$11,700,000	8.00%, Series A, 144A****	10,179,000	*(1)(2)
		14,765,215
	Total Preferred Stock & Hybrid Preferred Securities (Cost $555,627,287)	530,903,311

Contingent Capital Securities† — 21.8%
	Banking — 21.6%
$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	1,745,708	**(1)(2)(5)
	Banco Bilbao Vizcaya Argentaria SA:
$7,000,000	6.125% to 11/16/27 then SW5 + 3.87%	6,444,730	**(1)(2)(3)(5)
$2,200,000	6.50% to 03/05/25 then T5Y + 5.192%, Series 9	2,187,608	**(1)(2)(5)
$4,800,000	9.375% to 09/19/29 then T5Y + 5.099%, Series 12	5,133,730	**(1)(5)
	Banco Mercantil del Norte SA:
$1,900,000	6.625% to 01/24/32 then T10Y + 5.034%, 144A****	1,707,971	**(1)(5)
$2,534,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	2,497,199	**(1)(5)
$1,660,000	7.625% to 01/10/28 then T10Y + 5.353%, 144A****	1,653,818	**(1)(5)
	Banco Santander SA:
$14,400,000	4.75% to 05/12/27 then T5Y + 3.753%, 144A****	12,933,436	**(1)(2)(3)(5)
$3,800,000	9.625% to 11/21/33 then T5Y + 5.298%, 144A****	4,177,583	**(1)(5)
$2,210,000	Bank of Montreal, 7.70% to 05/26/29 then T5Y + 3.452%, 05/26/84, Series 4	2,240,628	**(2)(3)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2024 (Unaudited)

Shares/$ Par		Value
	Bank of Nova Scotia:
$2,460,000	8.00% to 01/27/29 then T5Y + 4.017%, 01/27/84, Series 5	$ 2,513,635	**(2)(5)
$2,425,000	8.625% to 10/27/27 then T5Y + 4.389%, 10/27/82, Series 4	2,537,734	**(2)(5)
	Barclays Bank PLC:
$1,075,000	4.375% to 09/15/28 then T5Y + 3.41%	900,687	**(1)(5)
$5,025,000	6.125% to 06/15/26 then T5Y + 5.867%	4,892,791	**(1)(2)(3)(5)
$5,200,000	8.00% to 06/15/24 then T5Y + 5.672%	5,208,852	**(1)(5)
$1,140,000	8.00% to 09/15/29 then T5Y + 5.431%	1,140,998	**(1)(5)
$2,350,000	9.625% to 06/15/30 then SOFR5Y + 5.775%	2,510,815	**(1)(5)
$1,500,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	1,406,664	(2)(3)(5)
	BNP Paribas:
$1,125,000	4.625% to 02/25/31 then T5Y + 3.34%, 144A****	930,669	**(1)(5)
$11,200,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	11,235,762	**(1)(2)(5)
$2,280,000	7.75% to 08/16/29 then T5Y + 4.899%, 144A****	2,338,970	**(1)(2)(3)(5)
$5,576,000	8.50% to 08/14/28 then T5Y + 4.354%, 144A****	5,838,328	**(1)(2)(3)(5)
$1,300,000	9.25% to 11/17/27 then T5Y + 4.969%, 144A****	1,391,901	**(1)(5)
$1,130,000	Credit Agricole SA, 4.75% to 09/23/29 then T5Y + 3.237%, 144A****	989,003	**(1)(5)
$800,000	Deutsche Bank AG, 6.00% to 04/30/26 then T5Y + 4.524%	767,719	**(1)(5)
	HSBC Holdings PLC:
$1,000,000	6.00% to 05/22/27 then ISDA5 + 3.746%	958,275	**(1)(2)(5)
$9,025,000	6.50% to 03/23/28 then ISDA5 + 3.606%	8,749,997	**(1)(2)(3)(5)
$1,825,000	ING Groep NV, 3.875% to 11/16/27 then T5Y + 2.862%	1,563,888	**(1)(5)
	Lloyds Banking Group PLC:
$9,447,000	3.369% to 12/14/41 then T5Y + 1.50%, 12/14/46	6,561,081	(2)(3)(5)
$1,000,000	7.50% to 09/27/25 then SW5 + 4.496%	998,207	**(1)(2)(5)
$15,690,000	8.00% to 03/27/30 then T5Y + 3.913%	15,866,215	**(1)(2)(3)(5)
$1,700,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	1,671,125	**(1)(2)(5)
	NatWest Group PLC:
$950,000	4.60% to 12/28/31 then T5Y + 3.10%	756,465	**(1)(5)
$670,000	8.125% to 05/10/34 then T5Y + 3.752%	681,076	**(1)(5)
$2,213,000	Royal Bank of Canada, 7.50% to 05/02/29 then T5Y + 2.887%, 05/02/84, Series 4	2,257,318	**(2)(3)(5)
	Societe Generale SA:
$2,300,000	4.75% to 05/26/26 then T5Y + 3.931%, 144A****	2,115,062	**(1)(2)(3)(5)
$2,300,000	5.375% to 11/18/30 then T5Y + 4.514%, 144A****	1,932,740	**(1)(2)(3)(5)
$300,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	277,268	**(1)(5)
$5,000,000	8.00% to 09/29/25 then SW5 + 5.873%, 144A****	5,031,045	**(1)(2)(3)(5)
$7,540,000	9.375% to 05/22/28 then T5Y + 5.385%, 144A****	7,779,176	**(1)(2)(3)(5)
	Standard Chartered PLC:
$1,100,000	4.75% to 07/14/31 then T5Y + 3.805%, 144A****	901,756	**(1)(5)
$5,700,000	7.75% to 02/15/28 then T5Y + 4.976%, 144A****	5,765,476	**(1)(2)(3)(5)
$1,000,000	Toronto-Dominion Bank, 8.125% to 10/31/27 then T5Y + 4.075%, 10/31/82, Series 3, 144A****	1,038,938	**(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2024 (Unaudited)

Shares/$ Par		Value
	UBS Group AG:
$1,550,000	4.375% to 02/10/31 then T5Y + 3.313%, 144A****	$ 1,260,904	**(1)(5)
$1,970,000	4.875% to 02/12/27 then T5Y + 3.404%, 144A****	1,806,483	**(1)(5)
$500,000	9.25% to 11/13/33 then T5Y + 4.758%, 144A****	557,701	**(1)(5)
		153,857,135
	Insurance — 0.2%
$1,550,000	QBE Insurance Group Ltd., 5.875% to 05/12/25 then T5Y + 5.513%, 144A****	1,533,035	**(1)(2)(5)
		1,533,035
	Total Contingent Capital Securities (Cost $161,097,672)	155,390,170

Corporate Debt Securities§ — 0.6%
	Banking — 0.2%
64,556	Zions Bancorporation, TSFR3M + 4.1516%, 9.48088%(4), 09/15/28, Sub Notes	1,633,912	(2)
		1,633,912
	Insurance — 0.2%
$1,175,000	Universal Insurance Holdings, Inc., 5.625% 11/30/26	1,114,264
		1,114,264
	Communication — 0.2%
	Qwest Corporation:
54,050	6.50% 09/01/56	559,958
82,550	6.75% 06/15/57	905,574	(2)
		1,465,532
	Total Corporate Debt Securities (Cost $6,067,971)	4,213,708

Money Market Fund — 2.5%
	BlackRock Liquidity Funds:
17,485,775	T-Fund, Institutional Class	17,485,775

	Total Money Market Fund (Cost $17,485,775)	17,485,775

Total Investments (Cost $740,278,705***)	99.5%	707,992,964
Other Assets and Liabilities, excluding Loan Payable (net)	0.5%	3,309,272
Total Managed Assets	100.0%‡	$711,302,236
Loan Principal Balance		(276,300,000)
Net Assets Available To Common Stock		$435,002,236

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2024 (Unaudited)

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2024, these securities amounted to $162,779,397 or 22.9% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $499,586,239 at May 31, 2024.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $269,544,242 at May 31, 2024.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
3ML	—	3-Month Intercontinental Exchange (ICE) London Interbank Offered Rate (LIBOR) USD A/360
ISDA5	—	5-year USD ICE Swap Semiannual 30/360
SOFR5Y	—	5-year USD ICE Secured Overnight Financing Rate (SOFR) Swap
SW5	—	5-year USD Swap Semiannual 30/360
T5Y	—	Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield
T7Y	—	Federal Reserve H.15 7-Yr Constant Maturity Treasury Semiannual yield
T10Y	—	Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield
TSFR3M	—	Chicago Mercantile Exchange Inc. (CME) Term SOFR 3-Month

The administrator of U.S. dollar LIBOR, ICE, ceased publication of daily U.S. dollar LIBOR panels after June 30, 2023. For securities where (i) issuers have announced replacement reference rates or (ii) the Adjustable Interest Rate (LIBOR) Act of 2022 was determined by the Adviser to apply, the new reference rate (usually Term SOFR) has been listed as the benchmark. The spread over that benchmark includes any tenor spread adjustment applicable upon benchmark transition. For all other securities, the original reference rate and spread continue to be listed.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2024 (Unaudited)

ASSETS:
Investments, at value (Cost $740,278,705)		$707,992,964
Dividends and interest receivable		6,425,678
Prepaid expenses		108,548
Total Assets		714,527,190

LIABILITIES:
Loan payable	$276,300,000
Interest expense payable	1,475,875
Payable for investments purchased	1,191,142
Dividends payable to Common Stock Shareholders	133,452
Investment advisory fees payable	313,288
Administration, Transfer Agent and Custodian fees payable	49,618
Servicing Agent fees payable	27,536
Professional fees payable	34,043
Total Liabilities		279,524,954
NET ASSETS AVAILABLE TO COMMON STOCK		$435,002,236

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$(59,609,646)
Par value of Common Stock		205,381
Paid-in capital in excess of par value of Common Stock		494,406,501
Net Assets Available to Common Stock		$435,002,236

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (20,538,137 shares outstanding)		$21.18

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2024 (Unaudited)

INVESTMENT INCOME:
Dividends†		$7,354,410
Interest		16,407,109
Rehypothecation Income		68,394
Total Investment Income		23,829,913

EXPENSES:
Investment advisory fees	$1,831,685
Interest expense	8,731,283
Offering costs expense (Note 5)	213,420
Administrator’s fees	206,322
Servicing Agent fees	159,890
Professional fees	66,780
Insurance expense	47,064
Transfer Agent fees	11,895
Directors’ fees	27,450
Custodian fees	29,727
Compliance fees	17,568
Other	54,915
Total Expenses		11,397,999
NET INVESTMENT INCOME		12,431,914

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the period		(2,059,922)
Change in unrealized appreciation/(depreciation) of investments		33,240,496
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		31,180,574

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$43,612,488

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2024 (Unaudited)	Year Ended November 30, 2023
OPERATIONS:
Net investment income	$12,431,914	$25,758,349
Net realized (loss) on investments sold during the period	(2,059,922)	(19,109,519)
Change in net unrealized appreciation/(depreciation) of investments	33,240,496	2,306,967
Net increase in net assets resulting from operations	43,612,488	8,955,797

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(13,169,053)	(27,264,006)
Distributions paid from net realized capital gains to Common Stock Shareholders	—	(5,580,583)
Total Distributions	(13,169,053)	(32,844,589)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	—	—
Increase from shares issued under the at-the-market program	—	—
Net increase in net assets available to Common Stock resulting from Fund share transactions	—	—

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$30,443,435	$(23,888,792)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$404,558,801	$428,447,593
Net increase/(decrease) in net assets during the period	30,443,435	(23,888,792)
End of period	$435,002,236	$404,558,801

(1)May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2024 (Unaudited)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$43,612,488

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(98,696,897)
Proceeds from disposition of investment securities	59,267,263
Net sales of short-term investment securities	38,048,959
Decrease in dividends and interest receivable	482,594
Decrease in prepaid expenses	147,871
Net amortization/(accretion) of premium/(discount)	276,330
Increase in interest expense payable	44,104
Increase in payable for investments purchased	1,191,142
Increase in payables to related parties	25,165
Decrease in accrued expenses and other liabilities	(62,221)
Change in net unrealized (appreciation)/depreciation of investments	(33,240,496)
Net realized loss from investments sold	2,059,922
Net cash provided by operating activities	13,156,224

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends, if any, and change in dividends payable) to common stock shareholders from net distributable earnings	(13,156,224)
Net cash used in financing activities	(13,156,224)
Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—
End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$8,687,179
Reinvestment of dividends	—
Increase of dividends payable to common stock shareholders	12,829

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

Financial Highlights

For a Common Stock share outstanding throughout each period

The accompanying notes are an integral part of the financial statements.

Contained below and on the following page is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2024 (Unaudited)		Year Ended November 30,
			2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.70		$20.86	$26.83	$26.51	$26.20	$23.02
INVESTMENT OPERATIONS:
Net investment income	0.60		1.25	1.68	1.85	1.84	1.62
Net realized and unrealized gain/(loss) on investments	1.52		(0.81)	(5.93)	0.35	0.30	3.28
Total from investment operations	2.12		0.44	(4.25)	2.20	2.14	4.90
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—		—	0.02	0.08	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.64)		(1.33)	(1.74)	(1.96)	(1.83)	(1.72)
From net realized gains	—		(0.27)	—	—	—	—
Total distributions to Common Stock Shareholders	(0.64)		(1.60)	(1.74)	(1.96)	(1.83)	(1.72)
Net asset value, end of period	$21.18		$19.70	$20.86	$26.83	$26.51	$26.20
Market value, end of period	$18.66		$17.69	$19.66	$27.59	$28.18	$26.41
Total investment return based on net asset value*	11.29	%***	3.02%	(16.05)%	8.57%	8.93%	22.10%
Total investment return based on market value*	9.19	%***	(1.85)%	(23.06)%	5.03%	14.87%	32.70%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$435,002		$404,559	$428,448	$539,670	$508,690	$502,137
Operating expenses including interest expense(1)	5.35	%**	5.16%	2.38%	1.48%	1.87%	2.73%
Operating expenses excluding interest expense	1.25	%**	1.18%	1.10%	1.03%	1.06%	1.06%
Net investment income†	5.83	%**	6.34%	7.23%	6.76%	7.40%	6.53%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	9	%***	10%	7%	13%	12%	18%
Total managed assets, end of period (in 000’s)	$711,302		$680,859	$704,748	$815,970	$760,890	$754,337
Ratio of operating expenses including interest expense(1) to average total managed assets	3.24	%**	3.07%	1.50%	0.99%	1.22%	1.78%
Ratio of operating expenses excluding interest expense to average total managed assets	0.76	%**	0.70%	0.69%	0.69%	0.69%	0.69%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

**Annualized.

***Not annualized.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

Financial Highlights (Continued)

For a Common Stock share outstanding throughout each period

	Year Ended November 30,
	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$26.29	$24.13	$24.43	$24.80	$22.75
INVESTMENT OPERATIONS:
Net investment income	1.65	1.69	1.84	1.79	1.76
Net realized and unrealized gain/(loss) on investments	(3.13)	2.39	(0.22)	(0.24)	2.26
Total from investment operations	(1.48)	4.08	1.62	1.55	4.02
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—	—	—	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.79)	(1.92)	(1.92)	(1.92)	(1.97)
From net realized gains	—	—	—	—	—
Total distributions to Common Stock Shareholders	(1.79)	(1.92)	(1.92)	(1.92)	(1.97)
Net asset value, end of year	$23.02	$26.29	$24.13	$24.43	$24.80
Market value, end of year	$21.35	$26.44	$22.89	$22.99	$23.65
Total investment return based on net asset value*	(5.59)%	17.41%	7.03%	7.07%	19.05%
Total investment return based on market value*	(12.94)%	24.49%	7.89%	5.65%	29.86%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$441,190	$503,758	$462,215	$467,911	$475,163
Operating expenses including interest expense(1)	2.49%	2.06%	1.83%	1.68%	1.67%
Operating expenses excluding interest expense	1.06%	1.07%	1.10%	1.08%	1.09%
Net investment income†	6.60%	6.56%	7.53%	7.25%	7.30%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	10%	13%	19%	16%	31%
Total managed assets, end of year (in 000’s)	$693,390	$755,958	$703,515	$709,211	$710,663
Ratio of operating expenses including interest expense(1) to average total managed assets	1.63%	1.39%	1.20%	1.12%	1.12%
Ratio of operating expenses excluding interest expense to average total managed assets	0.69%	0.72%	0.73%	0.72%	0.73%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 29, 2023	$0.1040	$20.44	$17.75	$17.91
January 31, 2024	0.1040	20.84	18.88	18.80
February 29, 2024	0.1075	20.89	18.80	18.76
March 28, 2024	0.1075	21.17	19.17	18.76
April 30, 2024	0.1075	20.70	18.05	18.20
May 31, 2024	0.1107	21.18	18.66	18.72

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	5/31/2024*	11/30/2023	11/30/2022	11/30/2021	11/30/2020	11/30/2019
Total Debt Outstanding, End of Period (000s)(1)	$276,300	$276,300	$276,300	$276,300	$252,200	$252,200
Asset Coverage per $1,000 of Debt(2)	2,574	2,464	2,551	2,953	3,017	2,991

	11/30/2018	11/30/2017	11/30/2016	11/30/2015	11/30/2014
Total Debt Outstanding, End of Period (000s)(1)	$252,200	$252,200	$241,300	$241,300	$235,500
Asset Coverage per $1,000 of Debt(2)	2,749	2,997	2,916	2,939	3,018

*	Unaudited
(1)	See Note 7.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate a valuation designee to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available.

The net asset value of the Fund’s Common Stock is calculated by the Fund’s Administrator (as defined below) on each day the New York Stock Exchange (“NYSE”) is open for trading, in accordance with the policies and procedures adopted by the Adviser (as defined below), as the Valuation Designee of the Board of Directors (the “Board”) of the Fund. Net asset value is calculated by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Valuation Designee. In determining the evaluated mean value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations (based on the mean of bid and asked price), market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by the Valuation Designee, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2024 is as follows:

	Total Value at May 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$267,914,330	$120,808,052	$147,106,278	$—
Financial Services	29,336,763	7,812,040	21,524,723	—
Insurance	122,015,679	28,254,259	93,761,420	—
Utilities	54,781,975	10,094,012	44,687,963	—
Energy	23,608,699	2,690,865	20,917,834	—
Communication	7,434,052	—	7,434,052	—
Real Estate Investment Trust (REIT)	11,046,598	11,046,598	—	—
Miscellaneous Industries	14,765,215	2,992,380	11,772,835	—
Contingent Capital Securities
Banking	153,857,135	—	153,857,135	—
Insurance	1,533,035	—	1,533,035	—
Corporate Debt Securities
Banking	1,633,912	1,633,912	—	—
Insurance	1,114,264	—	1,114,264	—
Communication	1,465,532	1,465,532	—	—
Money Market Fund	17,485,775	17,485,775	—	—
Total Investments	$707,992,964	$204,283,425	$503,709,539	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, the Adviser regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, the Valuation Designee evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Prepaid expenses: Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and at-the-market program expenses represent fees and expenses incurred to establish and maintain the Fund’s shelf registration and at-the-market program. Those expenses are allocated to paid-in capital for each transaction on a pro-rata basis based on gross proceeds relative to the total amount offered under the shelf registration. Any unallocated prepaid expense balance associated with the shelf registration and the at-the-market program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or at-the-market program.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2023, 2022, 2021 and 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (each tax year in the four-year period ended November 30, 2023) are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense, which is included in Other expenses in the Statement of Operations. Excise tax, if any, is disclosed below in Excise Tax. There were no expenses for tax-related interest and penalties for the fiscal year ended November 30, 2023.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 was as follows:

	Distributions paid in fiscal year 2024		Distributions paid in fiscal year 2023
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	N/A	N/A	$27,264,006	$5,580,583

As of November 30, 2023, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(21,035,418)	$164,631	$0	$(71,192,053)

The composition of the Fund’s accumulated realized capital losses as of November 30, 2023, is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$2,164,963	$18,870,455	$21,035,418

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3.Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees
            and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% on the first $200 million of the Fund’s average daily managed assets and 0.50% of the Fund’s average daily managed assets above $200 million. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Advisors LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.075% of the Fund’s Average Net Assets. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY calculates the net asset value of the Fund’s shares of Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY’s services as Administrator, the Fund pays BNY a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

Computershare Inc. (“Computershare”) serves as the Fund’s transfer agent, dividend disbursing agent and registrar (the “Transfer Agent”). As compensation for Computershare’s services as Transfer Agent, the Fund pays Computershare an annual fee in the amount of $20,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any of the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4.Purchases and Sales of Securities

For the six months ended May 31, 2024, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $98,696,897 and $59,267,263, respectively.

At May 31, 2024, the aggregate cost of securities for federal income tax purposes was $745,944,522, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,103,774 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $45,055,332.

5.Common Stock

At May 31, 2024, 240,000,000 shares of $0.01 par value Common Stock were authorized.

During the six-month period ending May 31, 2024, the Fund had an effective “shelf” registration statement that allowed it to issue shares of Common Stock periodically pursuant to Rule 415 under the Securities Act of 1933 (the “Shelf Registration Statement”). The Shelf Registration Statement permitted the Fund to offer and sell Common Stock having an aggregate offering value of up to $200,000,000. Under the 1940 Act, the Fund generally may not sell Common Stock at a price below the current net asset value of such Common Stock, net of any distributing commission or discount. Accordingly, the Fund may be unable to issue Common Stock from time to time, particularly when the shares of Common Stock are trading at a discount to their net asset value. The Fund is not required to issue Common Stock pursuant to a Shelf Registration Statement and may choose not to do so.

The Fund entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acted as the Fund’s agent or principal for the offer and sale of the Common Stock. Virtu was entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.

The Shelf Registration Statement expired during the six-month period ending May 31, 2024. The aggregate dollar amount of Common Stock remaining under the Shelf Registration Statement upon expiration was $164,287,124.

There were no common stock transactions in the six-month period ending May 31, 2024, and in the fiscal year ending November 30, 2023.

Costs incurred by the Fund in connection with the Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid expenses” on the Statement of Assets and Liabilities. These costs are amortized pro rata as Common Stock is sold and are recognized and presented net as a component of “Increase from shares issued under the at-the-market program” on the Statements of Changes in Net Assets Available to Common Stock. Any deferred offering costs remaining three years after effective date of the Shelf Registration will be expensed. Costs incurred by the Fund to keep the Shelf Registration current are expensed as incurred and recognized as a component of “Expenses: Other” on the Statement of Operations.

During the six-month period ending May 31, 2024, the Fund expensed $213,420 of Prepaid expenses related to the expired Shelf Registration Statement. This is reported as “Offering costs expense” on the Statement of Operations. The Fund also recorded $16,063 of “Prepaid expenses” related to a new Shelf Registration Statement. This is reported in “Prepaid expenses” on the Statement of Assets and Liabilities.” There is no assurance that an effective Shelf Registration Statement will be filed by the Fund or that shares will be issued under it. Costs related to it will be recorded as described in the preceding paragraph.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

7.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2024, the committed amount, and amount borrowed, under the Financing Agreement was $276.3 million.

Daily panels of U.S. dollar LIBOR rates ended after June 30, 2023. Effective February 21, 2023 (the “Transition Date”), the lender charges an annualized rate of the Secured Overnight Financing Rate (“SOFR”), reset daily, plus 0.90% on the drawn (borrowed) balance. Prior to the Transition Date, the lender charged an annualized rate of one-month LIBOR, reset monthly, plus 0.80% on the drawn balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the six months ended May 31, 2024, the daily weighted average annualized interest rate on the drawn balance was 6.218% and the average daily loan balance was $276,300,000. SOFR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through borrowing under a credit facility, unless immediately thereafter the Fund will have an asset coverage of at least 300%. This requirement is applied at the time the Fund draws on the loan and not on a daily basis. Because the Fund borrows under a privately arranged credit facility, it is not subject to certain limitations imposed by the 1940 Act on paying dividends or making distributions if the asset coverage on its borrowings falls below 300%.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. As of May 31, 2024, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had rehypothecation income for the six months ended May 31, 2024 of $68,394 and for the fiscal year ended November 30, 2023 of $168,959.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by Computershare as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting Computershare at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Computershare will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Computershare commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Computershare’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2024, $1,230 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by Computershare under the Plan.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Computershare in writing, by completing the form on the back of the Plan account statement and forwarding it to Computershare, or by calling Computershare, directly. A termination will be effective immediately if notice is received by Computershare not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, Computershare will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from Computershare at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 17, 2023. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended February 29, 2024. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Meeting of Shareholders

On April 17, 2024, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
David Gale	15,333,494.000	401,340.360
Nicholas Dalmaso	15,333,494.000	401,340.360

Ms. Karen H. Hogan and Mr. R. Eric Chadwick continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:
David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 75	Lead Independent Director	Class II Director since inception	President of Delta Dividend Group, Inc. (investments).	5	None
Nicholas Dalmaso*** 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 58	Director and Nominating and Governance Committee Chair	Class III Director since 2024	General Counsel of EquityBee, Inc.; Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (a registered investment advisor); Founder and General Counsel of M1 Finance, Inc. (a registered broker/dealer).	5	Independent Chair of the Destra Capital Investment Company Boards (4 funds); Independent Chair of the Milliman Variable Insurance Trust Boards (2 funds).
Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 63	Director and Audit Committee Chair	Class I Director since 2016†	Board Member, Westchester N.Y. Chapter of Young Men’s Service League; Board Member and Assistant Treasurer, Friends of Scarsdale Library; and Board Member, IKAR, all three being nonprofit organizations. Also serves on the boards of various community organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2027 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund and Flaherty & Crumrine Total Return Fund.

***Mr. Dalmaso was appointed as a Director of the Fund effective as of the close of business on January 19, 2024.

†Ms. Hogan served as a Class II Director from the Fund’s inception in 2013 until 2016.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:
R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 49	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2027 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, and Flaherty & Crumrine Total Return Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:
Chad Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 51	Chief Compliance Officer, Vice President and Secretary	Since Inception	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine
Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 64	Chief Financial Officer, Vice President and Treasurer	Since Inception	Portfolio Manager, Executive Vice President and Chief Financial Officer of Flaherty & Crumrine
Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 49	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

*Each officer serves until their successor is elected and qualifies or until their earlier resignation or removal.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 19, 2024, the Board of Directors (the “Board”) of the Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) approved the continuation of the existing investment advisory agreement with Flaherty & Crumrine Incorporated (the “Adviser”) (the “Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with Fund management this and other information relating to the Agreement during the January Special Meeting held January 11, 2024 for that specific purpose. In reaching their determinations relating to the continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and information obtained during their multi-year experience as directors of the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of the Fund. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, the additional services provided by the Adviser in connection with the Fund’s ATM Program that commenced in May 2021, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, noting (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates and the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value (“NAV”) performance in comparison to its peer funds for the 1-, 3-, 5-, and 10-year periods. This information showed that the Fund performed below the peer group average for the 3-year period and above the peer group average, ranking near the top for the 1-, 5-, and 10-year periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and took note of differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average combined advisory/administration fees, and below average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods discussed with the Board. The Board members also considered that the Adviser provided, for a lower fee, similar investment services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members were advised by the Adviser that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

•the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•as a closed-end Fund, there were limited opportunities to generate significant economies of scale by the Adviser as the Fund’s assets grew, however, the investment advisory fee was structured to provide for a sharing of the benefits of economies of scale with shareholders.

Based on these conclusions, the Board members determined to approve continuation of the Agreement.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited)

Since the Fund’s last annual report to common stock shareholders, there have been no material changes to the Fund’s investment objective, policies or principal risk factors.

Investment Objective and Policies

The Fund’s investment objective is to seek total return, with an emphasis on high current income. The Fund’s investment objective is considered non-fundamental and may be changed by the Fund’s Board of Directors (the “Board of Directors”) without shareholder approval. However, the Fund’s investment objective and its 80% policy described below may only be changed upon 60 days’ prior written notice to the Fund’s shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies. Preferred and other income-producing securities may include, among other things, traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, contingent capital securities (“CoCos”), subordinated debt and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

The Fund will invest, under normal market conditions, more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, communications and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate considering current market and credit conditions.

The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies. In addition, the Fund may invest its Managed Assets in U.S. dollar-denominated American Depositary Receipts (“ADRs”), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

The Fund will invest at least 80% of its Managed Assets in (i) investment grade quality securities or (ii) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. In addition, for purposes of this 80% policy, such securities may include unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. Some of the Fund’s Managed Assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of many preferred securities and CoCos, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. The Fund can buy securities of any maturity or duration. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise by 1% and increase in value by 3% if interest rates fall by 1%.

The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, common stocks, money market instruments, money market mutual funds, asset- backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Unless designated as a “fundamental” policy or restriction, the investment limitations and policies of the Fund may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed- or adjustable-rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on a stock exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Contingent Capital Securities. Contingent capital securities or “CoCos” have features similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions that make the securities more like equity. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Illiquid Securities. The Fund may invest without limit in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Fundamental Investment Restrictions. The Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of the holders of a majority of the outstanding voting securities, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A “majority of the outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Common Shares and, if issued, preferred stock (“Preferred Shares”) present at a meeting of the shareholders, voting together as single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Common Shares and outstanding Preferred Shares, voting together as a single class. A majority of the Fund’s outstanding Preferred Shares for this purpose is more than half of the outstanding Preferred Shares. For purposes of the restrictions listed below, all percentage limitations apply immediately after acquisition, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination or reduction of any security from the Fund’s portfolio. Under its fundamental restrictions:

1.The Fund may not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies, provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

2.The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.

3.The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and loans and other securities secured by real estate or interests therein, and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities and loans.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

4.The Fund may not make loans to other persons except through the lending of securities held by it or in connection with permitted investment strategies (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, by the purchase of debt securities and in connection with permitted investment strategies.

5.The Fund may not invest more than 25% of its total assets in securities of issuers in a single industry, except that (i) this limitation will not be applicable to the purchase of Government Securities and (ii) the Fund will invest, under normal market conditions, more than at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and REIT industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.

6.The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by law.

With respect to investment restriction number 5, the Fund, for example, could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

The Fund is currently classified as “diversified” under the 1940 Act. In general, this means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Market Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Contingent Capital Securities Risk. Contingent capital securities or “CoCos” have features and risks similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions and restrictions on dividend or interest payments that make the securities more like equity. This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. In addition, interest or dividend payments may be reduced or eliminated if certain earnings or capital levels are breached.

Trust Preferred Securities Risk. Some preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Concentration Risk. The Fund invests 25% or more of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, preferred securities and contingent capital securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high-risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below- market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

The market value of floating-rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Foreign legal systems generally have

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to Common Shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including: the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Reference Rate Risk. The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned or will transition in the future from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Portfolio Managers

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The portfolio managers of the Fund are R. Eric Chadwick and Bradford S. Stone.

R. Eric Chadwick CFA, President. Mr. Chadwick has managed preferred and other income-producing securities at Flaherty & Crumrine since 1998. He also serves as Director, Chairman of the Board, Chief Executive Officer and President of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Chadwick earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.

Bradford S. Stone, Executive Vice President. Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street. Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis. In addition, he directs the credit research group. He also serves as Chief Financial Officer, Vice President and Treasurer of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from the Wharton School at the University of Pennsylvania.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Fund Organizational Structure

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the Fund’s Articles of Incorporation or By-laws that would delay or prevent a change of control of the Fund.

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

David Gale

Nicholas Dalmaso*

Karen H. Hogan

*Mr. Dalmaso was appointed to the Board effective
January 19, 2024.

Officers

R. Eric Chadwick, CFA
Chief Executive Officer
and President

Chad Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Advisors LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

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P.O. Box 43078
Providence, RI 02940-3078,
United States
1-866-351-7446 (U.S. toll-free) or
+1 (201) 680 6578 (International)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Additional Information section of the Semi-Annual Report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	Not applicable.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	July 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	July 24, 2024

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(Principal Financial Officer)

Date	July 25, 2024

* Print the name and title of each signing officer under his or her signature.